UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - October 31, 2005

Item 1:	Reports to Shareholders

 Vanguard® Explorer™ Fund

> Annual Report

October 31, 2005

> For the 2005 fiscal year, Vanguard Explorer Fund’s Investor Shares returned 14.5% and its Admiral™ Shares returned 14.7%. These results were well above the return of the average small-capitalization growth fund.

> On February 1, 2005, the fund added a new advisor, Kalmar Investment Advisers, to complement the existing management teams.

> Skillful stock selection in the consumer discretionary, health care, and “other energy” sectors helped fuel the fund’s performance.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	7

Fund Profile	12

Performance Summary	13

Financial Statements	15

Your Fund's After-Tax Returns	41

About Your Fund's Expenses	42

Glossary	48

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard Explorer Fund

Investor Shares	14.5%

Admiral Shares[1]	14.7

Russell 2500 Growth Index	13.8

Average Small-Cap Growth Fund[2]	11.8

Dow Jones Wilshire 5000 Index	10.8

Your Fund's Performance at a Glance October 31, 2004-October 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Explorer Fund

Investor Shares	$67.01	$76.67	$0.000	$0.073

Admiral Shares	62.37	71.47	0.000	0.068

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the 12 months ended October 31, 2005, Vanguard Explorer Fund’s Investor Shares returned 14.5%; the Admiral Shares returned 14.7%. The fund’s returns outpaced the results for small growth stocks in general, as measured by the Russell 2500 Growth Index, and bested the return of the average peer fund by 2.7 percentage points. Astute stock selection in several of the fund’s weightiest and best-performing sectors helped boost the overall gain.

The top table on page 1 presents the total returns (capital change plus reinvested distributions) for Explorer’s Investor and Admiral Shares as well as for the fund’s comparative measures and the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index. Also on page 1 you’ll find the fund’s per-share distributions and the change in net asset values over the period.

If your fund investment is in a taxable account, you may wish to see page 41 for a report on the fund’s after-tax returns.

Investors translated mixed signals into solid stock market returns

During the fiscal year ended October 31, investors grappled with a variety of discordant signals: Robust economic expansion and strong corporate earnings were one theme, but high energy prices and rising interest rates sounded a dissonant counterpoint. Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced gains for U.S.-based investors.

The yield curve flattened as Fed pushed short-term rates up

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. On November 1, the day after the fiscal year-end, the Fed boosted its target by an additional quarter-point.

While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of the

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

Retail, health care, ‘other energy’ stocks performed well

The Explorer Fund’s performance reflected the strength of small-capitalization stocks during the fiscal year. In general, investors focused on reasonably valued companies with good earnings records, and the fund posted solid returns for both halves of the period.

The fund benefited from solid returns from its most significant holdings and exceptional returns from its relatively small positions in “other energy,” utilities, and basic materials stocks. For example, the fund’s weighty consumer discretionary sector, which accounted for 23% of Explorer’s assets on average, generated a robust return as many of the group’s retailers posted very good or excellent results. The fund’s health care holdings, comprising 18% of assets on average, turned in even stronger results, gaining 19% for the period and making a sizable contribution to the fund’s total return. Among the sector’s numerous health care management and biotech-nology concerns were two especially notable performers: Humana (+132%) and Intuitive Surgical (+204%).

In the “other energy” sector, which was bolstered by continuing high oil prices, two of the fund’s top ten holdings—Grant Prideco (+89%) and Patterson-UTI Energy (+78%)—posted vigorous returns for the fiscal year.

On February 1, 2005, the Explorer Fund’s board of trustees added a new advisor, Kalmar Investment Advisers, to augment

Expense Ratios: [1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Small-Cap Growth Fund

Explorer Fund	0.51%	0.34%	1.71%

1 Fund expense ratio reflects the fiscal year ended October 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

the efforts of the fund’s existing management teams. Kalmar is a research-driven firm focused entirely on the management of “growth-with-value” small-cap equity portfolios, a style expected to complement those of the fund’s five other advisors. The table below shows the percentage of assets managed by each advisor at the fiscal year-end.

Overall, the Explorer Fund’s dual emphasis on a company’s growth prospects and its valuation gives investors the chance to invest in some of the market’s most dynamic companies while moderating risk. This operating philosophy benefited the fund once again during the past 12 months. We believe the fund’s multiadvisor approach provides a valuable diversification of strategies, allowing the fund to benefit from the strengths of each manager’s singular approach to meeting the fund’s objective.

The fund’s average annual return over ten years has been strong

While 2005 was an excellent year for the Explorer Fund, it’s important to look at longer-term results that include varied market environments and cycles.

The Explorer Fund has an impressive performance record for the past decade, as the table on page 6 shows. The table lists the annualized returns for your fund, its comparative benchmarks, and the broad U.S. stock market. In addition, it shows the growth of a hypothetical $10,000 investment made in each ten years ago.

A $10,000 investment compounded at the return of the Russell 2500 Growth Index would have increased to $20,230, while the same amount in the Explorer Fund would have reached $27,576, a surplus of $7,346 over ten years. Your fund’s advantage over time is clear. The Explorer Fund also outpaced the gains of both the

Fund Assets Managed
	October 31, 2005
	$ Million	Percentage

Grantham, Mayo, Van Otterloo & Co. LLC	$2,851	28%

Vanguard Quantitative Equity Group	2,388	23

Granahan Investment Management, Inc.	2,071	20

Wellington Management Company, LLP	1,227	12

Chartwell Investment Partners	743	7

Kalmar Investment Advisers	591	6

Cash Investments[1]	367	4

Total	$10,238	100%

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

average competing fund and the broad stock market, further evidence of the fund’s strong long-term performance.

The merits of constancy and a well-planned strategy

While the Explorer Fund invests in an often-unpredictable segment of the stock market, the time-tested strategies of its investment advisors remain firm, an approach that clearly has benefited the fund over the past ten years. Like the fund’s advisors, you can weather the market’s uncertainties by sticking with a well-planned strategy.

By carefully choosing a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk, you position your portfolio to better help you reach your financial goals. As one element of such a diversified portfolio, the Explorer Fund can play a valuable role. If you keep your investment expenses low and hold fast to a long-term investment program, you’ll be well-positioned as an investor.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 21, 2005

Total Returns
	Ten Years Ended October 31, 2005
	Average Annual Return	Final Value of a $10,000 Investment

Explorer Fund Investor Shares	10.7%	$27,576

Russell 2500 Growth Index	7.3	20,230

Average Small-Cap Growth Fund	8.9	23,565

Dow Jones Wilshire 5000 Index	9.3	24,437

Advisors’ Report

During the 12 months ended October 31, 2005, the Investor Shares of Vanguard Explorer Fund returned 14.5% and the lower-cost Admiral Shares 14.7%. This performance reflects the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 17. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how portfolio positioning reflects this assessment.

Grantham, Mayo,
Van Otterloo & Co. LLC

Portfolio Managers:Robert
M. Soucy, Managing Director forU.S.
Quantitative EquityChristopher
M. Darnell, Director ofQuantitative
Research

In the 12-month period ended October 31, our momentum-driven models—earnings momentum and price momentum—helped raise overall relative performance within the Explorer Fund. Our value selection tool, known as “price to intrinsic valuation,” slightly detracted. This was due in part to the portfolio’s tilt toward high-quality stocks. However, we believe that the combination of valuation and momentum in selecting stocks was well-suited to the market environment of the fiscal year, especially given that value stocks outperformed their growth counterparts within the Russell 2500 Index.

In our view, small-capitalization growth stocks are currently on par with the broad market. Specifically, we believe that the entire market is overvalued, including the small-cap growth part of it. Compared with the benchmark index, we currently maintain underweight positions in the health care and technology sectors, and overweight positions in the consumer discretionary and materials & processing sectors.

Our portfolio is slightly underweighted in integrated oils, as oil stocks have been expensive during the past 12 months. However, our momentum-investment metrics were able to pick up on some oil-related companies, including TODCO, National Oilwell Varco, Vintage Petroleum, and Patterson-UTI Energy, all of which were helpful to the portfolio.

Vanguard Quantitative
Equity Group

Portfolio Managers:George
U. Sauter, Managing Director andChief
Investment OfficerJoel
M. Dickson, Principal

Our quantitative investment process evaluates a security’s attractiveness in three dimensions: valuation, sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but their effectiveness varies over shorter periods. For example, over the past 12 months, our valuation and balance-sheet models performed relatively well, but our sentiment model was not as strong. Our process evaluates securities relative to their peer group (e.g., comparing a financial stock to the universe of financial stocks). We purchase the most attractively ranked stocks and sell those that we believe are overvalued, based on the output of our models. At the same time, our process neutralizes unintended exposure to risk characteristics, defined as differences in market capitalization, volatility, and industry exposure between the portfolio and the MSCI US Small-Cap Growth Index.

We do not maintain a “view” on the market or individual sectors that is applied in the current management of our portfolio. Our process is focused solely on overweighting those stocks in an industry group that we believe will outperform their peers while avoiding securities in the same industry group that we believe will underperform. Although it may seem incongruous, our portfolio positioning is both static and dynamic. It’s static in that our portfolio always reflects the market capitalization and industry group weightings of the benchmark. Yet it’s dynamic because we are regularly buying and selling securities within these market-cap and industry-group buckets to try to top the benchmark’s return.

Granahan Investment
Management, Inc.

Portfolio Manager:
Jack Granahan, Managing Partner

Sectors that helped performance in fiscal 2005 included consumer discretionary, financial, and materials & processing, a smaller category. In the consumer group, the portfolio had strong contributions from Hibbett Sporting Goods, Guess?, and Carter’s (baby apparel), and also from online companies such as ValueClick (advertising services) and iVillage (media content for women).

Contributors in the financial sector included Legg Mason, Cullen/Frost Bankers, and Euronet (prepaid processing). In materials, Watsco (heating and air conditioning distributor) may see strong earnings growth continue as emphasis on energy-efficient products remains high.

On the negative side, the biggest drags on relative performance were the technology, energy, and producer durables sectors. Our overweighting in technology was a negative as the rebound in tech earnings has been more selective than anticipated. In the energy sector, performance suffered principally because of our underweighting, which we are maintaining. In the producer durables sector, the absence of home-builder stocks and the negative performance of Plantronics (headsets) offset generally positive results from other holdings.

The important health care sector includes several diversified subgroups. In biotechnology and pharmaceuticals, our portfolio includes companies with marketed products (Cephalon, Amylin) and pioneer companies with strong product pipelines (Abgenix, Medarex, Human Genome Sciences, Vertex). Companies in medical technology have robust product cycles ahead (Bausch & Lomb, Cooper, Edwards Lifesciences). We are also interested in companies involved in life-science research and related tools (Affymetrix, Serologicals, Qiagen).

Currently we are seeing generally strong earnings from our companies, with much of that coming from increasing profit margins on typical revenue growth of 15% to 20%. As we look ahead, we see positive indicators for future capital spending, such as currently high levels of corporate profits and the one-time repatriation of foreign earnings by U.S. firms, now estimated at $300 billion. Increased domestic capital spending would benefit many companies in technology, materials, and producer durables, among others.

Wellington Management
Company, LL P

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President
and Partner

Over the past 12 months, our portion of the fund benefited from favorable security selection in the health care, financials, and industrials sectors. Within health care, shares of Humana, a provider of coordinated health insurance, gained on strong results for its Medicare business as the government continued the push to privatize some health care benefits.

Within financials, the Nasdaq Stock Market climbed as a result of effective expense control and favorable reaction to its announced acquisition of Instinet’s electronic crossing network. Finally, within the industrials group, airline stocks AMR, US Airways, and AirTran provided good contributions.

Conversely, detractors included S1, a global provider of enterprise software solutions for financial organizations, which fell short of revenue expectations. Shares of Harris Interactive, an Internet-based market research and polling firm, fell as solid revenue gains were outweighed by higher-than-expected acquisition and compensation expenses. Finally, shares of Acxiom, an information-management solutions provider, fell on concerns about its international business as it projected slower revenue and lower margins.

In light of continued strong performance for small-cap stocks, we are more vigilant in making risk/reward assessments for current holdings while simultaneously searching for companies that appear to be somewhat overlooked by the market. Sector positioning is predominantly a consequence of our bottom-up stock selection process. Compared with our benchmark, the portfolio ended the fiscal year overweighted in the health care and financials sectors and underweighted in information technology.

Chartwell Investment Partners

Portfolio Managers:
Edward N. Antoian, Managing Partner
John A. Heffern, Managing Partner
Mark J. Cunneen, Managing Partner

The past 12 months proved to be relatively strong for U.S. equity markets. The economy demonstrated remarkable resilience despite the Federal Reserve Board’s recurring interest rate hikes, rising energy prices, weakening consumer confidence, peaking home sales, and devastating hurricanes. Many companies continued to post strong results, and industries such as energy, utilities, and home building were especially strong, no doubt as a result of rising commodity prices and the strength in the housing market. However, with these economic factors in place, weakness occurred across many consumer-related industries as investors became much more cautious on consumer spending.

Our strategy of finding pockets of sustainable growth within the small- and mid-cap universe has led us to focus on business consulting companies of various specialties, as well as firms benefiting from the growth in demand for online banking and transaction processing. Our holdings also reflect opportunities in hospice care, hospital management, outsourced pharmaceutical research and lab services, and drug discovery.

We are drawn to the growth potential of new television technology, global positioning devices and services, and business intelligence software. In addition, we are finding opportunities among insurance companies and asset managers, as well as firms engaged in third-party logistics, supply-chain management, and aerospace industries.

Kalmar Investment Advisers

Portfolio Managers:
Ford B. Draper, Jr., President and Chief
Investment Officer
Dana F. Walker, CFA
Gregory A. Hartley, CFA

Since starting on February 1, 2005, as the newest subadvisor to the Explorer Fund, we have built our portion of the portfolio company-by-company, bottom-up as always, in keeping with our intense, hands-on, original research. Our strategy is to follow our research nose, seeking highly profitable “real businesses” that will actually deliver vigorous longer-term growth against a range of more probable future economic outcomes, rather than betting on some particular big-picture scenario or simply buying what are ostensibly growth stocks and then shuffling the cards to outguess market psychology.

Over the last nine months our research led us to own a broadly diversified list of about 70 companies, with our greatest success coming in the health care, consumer discretionary, and (not surprisingly) energy sectors. Our biggest short-run detractions came from stocks in the technology area and—since we are genuine growth investors—from having zero holdings among utility stocks, one of the strongest groups in the market.

With high oil prices still likely to take some toll on economic growth, abetted by rising interest rates and reduced stimulation from the housing sector, it seems reasonable to suppose that the U.S. economy may slow somewhat in 2006. If that plays out, Kalmar’s portfolio may gravitate more toward stocks of growth companies with assured-demand business models, in contrast to more economically sensitive ones, as well as toward stocks of “special situation” growth companies that have particular drivers. As indicated by the “growth-with-value” moniker that describes our unique style of investing, we will gravitate particularly toward such businesses if they are inefficiently valued in the bargain.

Vanguard Explorer Fund Investment Advisors

Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Grantham, Mayo, Van Otterloo & Co. LLC	28	Employs a highly disciplined approach to buying and
		selling stocks ranked among the 3,000 largest in the
		U.S. market, minus the very largest 500. Stocks are
		compared to one another and evaluated monthly
		using three disciplines, each of which represents
		an individual subportfolio.

Vanguard Quantitative Equity Group	23	Conducts quantitative management using models that
		assess valuation, marketplace sentiment, and balance-
		sheet characteristics of companies as compared with
		their peers.

Granahan Investment Management, Inc.	20	Bases its investment process on the beliefs that
		earnings drive stock prices and that small, dynamic
		companies with exceptional growth prospects have
		the greatest long-term potential. A bottom-up,
		fundamental approach places companies in one of
		three life-cycle categories: core growth, pioneer,
		and special situation. In each, the process looks
		for companies with strong earnings growth and
		leadership in their markets.

Wellington Management Company, LLP	12	Conducts research and analysis of individual companies
		to select stocks believed to have exceptional growth
		potential relative to their market valuations. Each stock
		is considered individually before purchase, and
		company developments are continually monitored for
		comparison with expectations for growth.

Chartwell Investment Partners	7	Uses a bottom-up, fundamental, research-driven
		stock-selection strategy focusing on companies
		with sustainable growth, strong management teams,
		competitive positions, and outstanding product and
		service offerings. These companies should continually
		demonstrate growth in earnings per share.

Kalmar Investment Advisers	6	Employs a "growth with value" strategy using
		creative, bottom-up research to uncover vigorously
		growing, high-quality businesses that can also be
		bought at inefficiently valued stock prices and with a
		longer-term "company ownership" investment
		intent--not a trading intent. The strategy has the
		double objective of superior returns with lower risk.

Cash Investments[1]	4	--

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Fund Profile
 As of October 31, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	965	1,673	4,970

Median Market Cap	$1.8B	$2.0B	$27.0B

Price/Earnings Ratio	22.5x	25.7x	19.9x

Price/Book Ratio	3.1x	3.5x	2.7x

Yield		0.6%	1.7%

Investor Shares	0.2%

Admiral Shares	0.3%

Return on Equity	11.9%	12.8%	17.7%

Earnings Growth Rate	17.8%	16.9%	9.2%

Foreign Holdings	2.0%	0.0%	2.2%

Turnover Rate	80%	--	--

Expense Ratio		--	--

Investor Shares	0.51%

Admiral Shares	0.34%

Short-Term Reserves	3%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	5%	4%	3%

Consumer Discretionary	23	23	15

Consumer Staples	1	1	7

Financial Services	11	14	23

Health Care	18	18	12

Integrated Oils	0	0	4

Other Energy	7	8	4

Materials & Processing	6	6	4

Producer Durables	6	8	5

Technology	17	16	13

Utilities	2	1	6

Other	1	1	4

Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.99	1.00	0.88	1.00

Beta	0.99	1.00	1.40	1.00

Ten Largest Holdings[3] (% of total net assets)

Red Hat, Inc.	computer software	0.6%

MSC Industrial Direct	industrial

Co., Inc. Class A	manufacturing	0.5

Tidewater Inc.	transportation services	0.5

Bausch & Lomb, Inc.	medical	0.5

Cal Dive International, Inc.	energy and utilities	0.5

Health Net Inc.	health care services	0.5

Patterson-UTI Energy, Inc.	energy and utilities	0.5

Grant Prideco, Inc.	energy and utilities	0.5

Cullen/Frost Bankers, Inc.	banking	0.5

Western Digital Corp.	computer hardware	0.5

Top Ten		5.1%

Investment Focus

1 Russell 2500 Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 49 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Explorer Fund Investor Shares	14.53%	4.41%	10.68%	$27,576

Dow Jones Wilshire 5000 Index	10.77	-0.45	9.35	24,437

Russell 2500 Growth Index	13.83	-1.48	7.30	20,230

Average Small-Cap Growth Fund[1]	11.79	-1.79	8.95	23,565

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Explorer Fund Admiral Shares	14.70%	9.53%	$143,504

Dow Jones Wilshire 5000 Index	10.77	5.77	124,926

Russell 2500 Growth Index	13.83	7.60	133,739

1 Derived from data provided by Lipper Inc.
2 November 12, 2001.

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
Explorer Fund	Inception Date	One Year	Five Years	Capital	Income	Total

Investor	12/11/1967	21.06%	4.31%	10.28%	0.29%	10.57%

Admiral	11/12/2001	21.25	10.60[1]	--	--	--

1 Return since inception.
Note: See Financial Highlights table on pages 40 and 41 for dividend and capital gains information.

Financial Statements

Statement of Net Assets
 As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (95.9%)[1]

Auto & Transportation (4.6%)
Tidewater Inc.	1,156,200	53,139
CNF Inc.	716,448	40,315
*^AMR Corp.	2,519,900	34,044
C.H. Robinson Worldwide Inc.	662,700	23,367
*Swift Transportation Co., Inc.	1,279,872	23,358
UTI Worldwide, Inc.	267,599	22,890
Knight Transportation, Inc.	819,600	22,301
Oshkosh Truck Corp.	500,800	21,815
*[2]US Airways New Company-Private Placement	858,026	19,058
Heartland Express, Inc.	909,140	17,956
*AirTran Holdings, Inc.	1,176,500	17,600
*Yellow Roadway Corp.	375,900	17,085
BorgWarner, Inc.	223,500	12,961
J.B. Hunt Transport Services, Inc.	565,400	10,974
Landstar System, Inc.	270,900	10,435
*Aviall, Inc.	270,000	8,519
Winnebago Industries, Inc.	280,100	8,213
*Old Dominion Freight Line, Inc.	225,500	7,980
*Hub Group, Inc.	217,925	7,926
Thor Industries, Inc.	241,500	7,880
*The Goodyear Tire & Rubber Co.	472,504	7,390
*Continental Airlines, Inc. Class B	523,600	6,781
*Tenneco Automotive, Inc.	406,000	6,707
*^Mesa Air Group Inc.	571,700	6,449
Forward Air Corp.	165,931	5,882
Arkansas Best Corp.	143,700	5,570
*Kirby Corp.	99,800	5,157
*Navistar International Corp.	186,100	5,121
*Alaska Air Group, Inc.	162,000	5,108
Polaris Industries, Inc.	111,001	5,005
Gentex Corp.	245,625	4,623
*ExpressJet Holdings, Inc.	505,100	4,541
^General Maritime Corp.	120,200	4,475
*American Commercial Lines Inc.	156,665	4,405
Florida East Coast Industries, Inc. Class A	100,200	4,368
Wabash National Corp.	235,100	4,328
*Gulfmark Offshore, Inc.	58,100	1,658
Skywest, Inc.	45,900	1,345
Wabtec Corp.	45,400	1,235
*EGL, Inc.	29,600	830
*Commercial Vehicle Group Inc.	32,300	630
		479,424
Consumer Discretionary (22.0%)
Advertising Agencies (1.6%)
*ValueClick, Inc.	2,183,262	38,207

Shares	Market Value• ($000)

*Lamar Advertising Co. Class A	694,860	31,005
Catalina Marketing Corp.	980,100	25,541
*Valassis Communications, Inc.	682,300	21,322
*Ventiv Health, Inc.	468,307	11,820
*Marchex, Inc.	679,758	11,454
*R.H. Donnelley Corp.	169,300	10,451
ADVO, Inc.	376,800	9,307
Harte-Hanks, Inc.	236,500	6,054
Cable Television Services (0.3%)
Astro All Asia Networks PLC	6,831,000	9,954
*TiVo Inc.	1,614,600	7,815
*Charter Communications, Inc.	5,742,800	6,891
Casinos & Gambling (0.6%)
Station Casinos, Inc.	208,095	13,339
*Aztar Corp.	362,900	10,912
Harrah's Entertainment, Inc.	137,965	8,344
Ameristar Casinos, Inc.	249,110	5,314
Boyd Gaming Corp.	104,700	4,319
GTECH Holdings Corp.	115,300	3,671
*^Isle of Capri Casinos, Inc.	166,900	3,552
*^Multimedia Games Inc.	329,200	3,266
*WMS Industries, Inc.	117,375	2,950
*Pinnacle Entertainment, Inc.	100,100	1,897
*Scientific Games Corp.	31,100	932
*MTR Gaming Group Inc.	126,000	844
Commercial Information Services (0.2%)
*CMGI Inc.	4,075,600	6,439
*ProQuest Co.	216,400	6,416
*LECG Corp.	281,550	6,219
infoUSA Inc.	169,128	1,813
Communications & Media (0.0%)
*Entravision Communications Corp.	301,700	2,474
Consumer Electronics (1.3%)
*CNET Networks, Inc.	2,258,530	30,693
*Take-Two Interactive Software, Inc.	724,100	14,953
*Activision, Inc.	885,200	13,960
Harman International Industries, Inc.	133,050	13,286
*iVillage Inc.	1,720,400	12,645
*Lifeline Systems, Inc.	330,500	10,907
*EarthLink, Inc.	937,400	10,321
*VeriSign, Inc.	387,850	9,165
*InfoSpace, Inc.	285,800	7,179
*THQ Inc.	303,300	7,030
United Online, Inc.	518,021	6,947
*DTS Inc.	33,800	548
Consumer Products (0.7%)
*Playtex Products, Inc.	1,347,100	18,038
*Jarden Corp.	405,665	13,707
The Toro Co.	264,300	9,650
The Yankee Candle Co., Inc.	315,600	7,136
Matthews International Corp.	156,190	5,613
*^USANA Health Sciences, Inc.	127,000	5,591
Tupperware Corp.	243,500	5,583
Oakley, Inc.	184,900	2,737
Blyth, Inc.	129,400	2,360
^Mannatech, Inc.	253,102	2,329
Cosmetics (0.5%)
Nu Skin Enterprises, Inc.	1,162,400	19,575
*Helen of Troy Ltd.	825,377	14,816
*Revlon, Inc. Class A	4,950,300	14,554
*^Parlux Fragrances, Inc.	83,900	1,943

Shares	Market Value• ($000)

Education--Services (0.6%)
*ITT Educational Services, Inc.	342,600	18,939
*Laureate Education Inc.	371,327	18,344
*Education Management Corp.	380,940	11,748
*Bright Horizons Family Solutions, Inc.	229,406	9,169
*Career Education Corp.	129,500	4,609
Electrical--Household Appliances (0.0%)
Maytag Corp.	283,200	4,877
Entertainment (0.4%)
*DreamWorks Animation SKG, Inc.	526,900	13,510
*^GameStop Corp Class A	306,843	10,887
*LodgeNet Entertainment Corp.	674,600	8,770
*Gaylord Entertainment Co.	195,045	7,700
^Movie Gallery, Inc.	373,386	2,599
*Gamestop Corp Class B	60,231	1,948
Funeral Parlors & Cemeteries (0.1%)
Service Corp. International	1,423,650	11,916
Hotel/Motel (0.3%)
Intrawest Corp.	400,800	9,751
The Marcus Corp.	357,600	7,853
Hilton Hotels Corp.	353,235	6,870
Choice Hotel International, Inc.	103,000	3,408
Household Equipment & Products (0.0%)
The Stanley Works	78,800	3,777
Household Furnishings (0.4%)
Ethan Allen Interiors, Inc.	416,600	14,089
*^Tempur-Pedic International Inc.	884,200	9,779
Furniture Brands International Inc.	437,000	7,932
*^Select Comfort Corp.	281,600	6,167
American Woodmark Corp.	79,600	2,465
Jewelry, Watches & Gems (0.2%)
*Fossil, Inc.	872,950	13,670
Tiffany & Co.	77,595	3,057
Leisure Time (0.2%)
*Penn National Gaming, Inc.	505,100	14,926
*Vail Resorts Inc.	130,700	4,378
SCP Pool Corp.	74,700	2,687
*Steiner Leisure Ltd.	66,800	2,277
*Life Time Fitness, Inc.	28,900	1,073
Photography (0.1%)
*Imax Corp.	967,900	8,779
Publishing--Miscellaneous (0.4%)
*Playboy Enterprises, Inc. Class B	959,669	14,529
Thomas Nelson, Inc.	461,200	9,874
*Hollywood Media Corp.	1,539,423	6,342
*^Martha Stewart Living Omnimedia, Inc.	179,800	3,096
Reader's Digest Association, Inc.	156,900	2,404
John Wiley &Sons Class A	47,000	1,842
Radio & Television Broadcasters (0.2%)
*Radio One, Inc. Class D	640,654	7,560
*XM Satellite Radio Holdings, Inc.	163,890	4,725
Sinclair Broadcast Group, Inc.	402,973	3,341
Gray Television, Inc.	142,800	1,285
*Beasley Broadcast Group, Inc.	9,190	134
Rent& Lease Services--Consumer (0.3%)
*Wesco International, Inc.	385,600	15,328
Aaron Rents, Inc. Class B	437,175	8,612
*Rent-A-Center, Inc.	255,300	4,601
Restaurants (2.2%)
*Rare Hospitality International Inc.	748,400	22,871
Darden Restaurants Inc.	629,100	20,395
*Panera Bread Co.	293,100	17,349
*Sonic Corp.	594,293	17,199
*The Cheesecake Factory Inc.	428,000	14,689
Ruby Tuesday, Inc.	598,900	13,122

Shares	Market Value• ($000)

CBRL Group, Inc.	373,289	12,953
*Papa John's International, Inc.	229,178	11,901
*CEC Entertainment Inc.	335,850	11,355
*Red Robin Gourmet Burgers	233,675	11,270
*Brinker International, Inc.	294,600	11,230
Applebee's International, Inc.	491,161	10,761
CKE Restaurants Inc.	821,800	10,453
Outback Steakhouse, Inc.	228,600	8,609
*Jack in the Box Inc.	283,100	8,408
*California Pizza Kitchen, Inc.	250,588	8,021
*P.F. Chang's China Bistro, Inc.	154,000	7,044
Domino's Pizza, Inc.	240,951	5,764
*Texas Roadhouse, Inc.	358,220	5,638
Retail (6.2%)
MSC Industrial Direct Co., Inc. Class A	1,470,449	56,142
*O'Reilly Automotive, Inc.	1,445,900	40,774
*Hibbett Sporting Goods, Inc.	1,067,950	28,012
*Pacific Sunwear of California, Inc.	1,100,325	27,530
*Urban Outfitters, Inc.	951,300	26,950
*Advance Auto Parts, Inc.	671,350	25,176
*Genesco, Inc.	655,500	24,122
*Men's Wearhouse, Inc.	848,748	20,964
American Eagle Outfitters, Inc.	884,700	20,835
Foot Locker, Inc.	942,200	18,316
*Insight Enterprises, Inc.	780,325	16,012
*The Children's Place Retail Stores, Inc.	346,503	14,875
Abercrombie & Fitch Co.	282,365	14,680
Talbots Inc.	543,000	14,167
Michaels Stores, Inc.	419,725	13,885
*Tractor Supply Co.	283,125	13,732
Claire's Stores, Inc.	522,400	13,609
*The Pantry, Inc.	351,402	13,596
Barnes & Noble, Inc.	360,399	13,032
*Hot Topic, Inc.	801,900	11,940
Fred's, Inc.	779,000	11,607
*Global Imaging Systems, Inc.	317,778	11,316
*Chico's FAS, Inc.	282,700	11,178
*Guitar Center, Inc.	198,500	10,344
United Auto Group, Inc.	306,000	10,321
Borders Group, Inc.	522,900	10,265
*CSK Auto Corp.	657,100	9,942
*Coldwater Creek Inc.	357,930	9,661
Tuesday Morning Corp.	366,300	8,788
bebe stores, inc	615,937	8,709
*Central Garden and Pet Co.	200,692	8,604
Stein Mart, Inc.	465,087	8,534
*Zale Corp.	294,400	8,252
*MarineMax, Inc.	320,175	7,908
*Too Inc.	276,100	7,844
*Williams-Sonoma, Inc.	181,000	7,079
Ross Stores, Inc.	254,700	6,887
*Dollar Tree Stores, Inc.	318,900	6,875
*priceline.com, Inc.	353,100	6,698
Stage Stores, Inc.	209,188	5,799
*United Natural Foods, Inc.	197,537	5,553
CDW Corp.	80,880	4,558
*BJ's Wholesale Club, Inc.	149,900	4,269
*CarMax, Inc.	123,600	3,321
Pier 1 Imports Inc.	266,200	2,747
Christopher & Banks Corp.	168,600	2,254
*Jos. A. Bank Clothiers, Inc.	51,625	2,107
*^Cabela's Inc.	126,200	2,070
RadioShack Corp.	12,000	265
*Cache, Inc.	1	--
Services--Commercial (3.3%)
*Labor Ready, Inc.	1,114,728	26,029
*MPS Group, Inc.	2,013,245	25,065
*The Advisory Board Co.	509,054	24,562
*Getty Images, Inc.	251,375	20,867
Regis Corp.	463,800	17,791
*CRA International Inc.	334,600	14,809
*ChoicePoint Inc.	347,925	14,703
*Resources Connection, Inc.	509,697	14,552
The Corporate Executive Board Co.	159,577	13,187
*CoStar Group, Inc.	267,500	12,827
Chemed Corp.	265,400	12,760
*Copart, Inc.	526,198	12,308
*Wireless Facilities, Inc.	1,823,800	12,201

Shares	Market Value• ($000)

*West Corp.	292,959	11,557
Robert Half International, Inc.	249,770	9,212
*AMN Healthcare Services, Inc.	487,172	8,038
Aramark Corp. Class B	313,600	7,972
*Hewitt Associates, Inc.	291,775	7,787
Jackson Hewitt Tax Service Inc.	292,300	7,226
*Heidrick & Struggles International, Inc.	216,125	6,977
*Harris Interactive Inc.	1,612,500	6,724
MAXIMUS, Inc.	169,225	6,134
*Weight Watchers International, Inc.	113,900	5,988
*IAC/InterActiveCorp	195,705	5,010
World Fuel Services Corp.	150,400	4,798
*Waste Connections, Inc.	139,900	4,668
*Vertrue Inc.	96,272	3,625
*Expedia, Inc.	185,540	3,486
*Nutri/System Inc.	91,600	2,745
^Pre-Paid Legal Services, Inc.	57,600	2,465
*Teletech Holdings Inc.	221,743	2,313
*Cogent Inc.	79,400	2,108
Rollins, Inc.	89,400	1,700
*Navigant Consulting, Inc.	51,400	1,078
Watson Wyatt & Co. Holdings	37,360	990
Shoes (0.6%)
*Timberland Co.	535,200	15,066
K-Swiss, Inc.	451,795	13,757
*DSW Inc. Class A	447,400	9,315
Finish Line, Inc.	435,089	6,805
*Skechers U.S.A., Inc.	515,618	6,533
Kenneth Cole Productions, Inc.	113,600	2,840
*Steven Madden, Ltd.	93,400	2,395
*^Deckers Outdoor Corp.	99,300	1,703
Textiles--Apparel Manufacturing (1.1%)
*Carter's, Inc.	535,650	33,826
*Guess ?, Inc.	801,300	21,731
Phillips-Van Heusen Corp.	647,300	18,416
*Quiksilver, Inc.	1,520,300	17,529
Polo Ralph Lauren Corp.	175,885	8,654
*The Warnaco Group, Inc.	345,700	7,840
*^Columbia Sportswear Co.	122,500	5,198
Oxford Industries, Inc.	35,300	1,739
Toys (0.1%)
*Leapfrog Enterprises, Inc.	729,400	10,941
*Marvel Entertainment, Inc.	13,700	241
Wholesale & International Trade (0.0%)
*Central European Distribution Corp.	11,518	459
Wholesalers (0.1%)
*Brightpoint, Inc.	315,975	6,822
*United Stationers, Inc.	90,300	4,097
		2,256,720
Consumer Staples (1.3%)
*Performance Food Group Co.	842,200	23,236
*7-Eleven, Inc.	566,470	21,192
Pilgrim's Pride Corp.	591,500	18,620
Longs Drug Stores, Inc.	228,400	9,527
*^Hansen Natural Corp.	162,900	8,230
*^The Great Atlantic & Pacific Tea Co., Inc.	289,900	8,143
Chiquita Brands International, Inc.	209,500	5,784
Casey's General Stores, Inc.	261,600	5,645
Seaboard Corp.	3,635	5,165
*Herbalife Ltd.	141,600	3,809
American Italian Pasta Co.	566,300	3,653
*NBTY, Inc.	152,300	3,048
*Rite Aid Corp.	824,350	2,885
Church & Dwight, Inc.	79,249	2,778
Sanderson Farms, Inc.	71,100	2,454
Nash-Finch Co.	70,900	2,202
*Constellation Brands, Inc. Class A	31,100	732
J & J Snack Foods Corp.	9,600	542
Coca-Cola Bottling Co.	10,000	456
		128,101
Financial Services (10.7%)
Cullen/Frost Bankers, Inc.	892,800	47,158

Shares	Market Value• ($000)

*Alliance Data Systems Corp.	971,640	34,552
*Euronet Worldwide, Inc.	1,203,600	33,821
*^CapitalSource Inc.	1,421,375	31,270
*The Dun & Bradstreet Corp.	485,300	30,729
*CheckFree Corp.	711,593	30,243
*Nasdaq Stock Market Inc.	934,100	28,854
*CB Richard Ellis Group, Inc.	581,690	28,416
Global Payments Inc.	624,626	26,765
*La Quinta Corp. REIT	2,949,020	24,624
*Affiliated Managers Group, Inc.	319,990	24,559
*Investment Technology Group, Inc.	746,900	24,282
Westcorp, Inc.	328,900	20,724
Cash America International Inc.	938,300	20,511
Jefferies Group, Inc.	472,000	20,041
IndyMac Bancorp, Inc.	421,200	15,723
Webster Financial Corp.	326,500	15,075
UCBH Holdings, Inc.	772,929	13,449
Assured Guaranty Ltd.	574,500	12,857
First American Corp.	290,200	12,717
Fair Isaac, Inc.	297,525	12,425
*SVB Financial Group	247,819	12,319
*Arch Capital Group Ltd.	248,525	12,302
SEI Investments Co.	308,500	11,970
*^Portfolio Recovery Associates, Inc.	302,600	11,771
*WellChoice Inc.	154,300	11,673
Reinsurance Group of America, Inc.	250,900	11,479
*BISYS Group, Inc.	889,669	11,281
Redwood Trust, Inc. REIT	241,700	11,251
U-Store-It Trust REIT	523,200	10,914
*Signature Bank	369,900	10,727
Fremont General Corp.	488,700	10,600
*United Rentals, Inc.	524,500	10,264
Host Marriott Corp. REIT	610,845	10,256
Apartment Investment & Management Co. Class A REIT	261,600	10,045
W.R. Berkley Corp.	221,100	9,662
A.G. Edwards & Sons, Inc.	227,500	9,628
*^CompuCredit Corp.	218,300	9,566
*Digital Insight Corp.	316,916	9,454
International Bancshares Corp.	311,325	9,321
Eaton Vance Corp.	372,200	9,264
John H. Harland Co.	211,000	8,775
CBL & Associates Properties, Inc. REIT	234,500	8,759
TCF Financial Corp.	302,900	8,209
PartnerRe Ltd.	126,940	8,089
Equity Inns, Inc. REIT	612,500	7,987
FactSet Research Systems Inc.	227,250	7,970
Arthur J. Gallagher & Co.	266,500	7,840
Boston Private Financial Holdings, Inc.	265,077	7,674
The Phoenix Cos., Inc.	586,800	7,599
Student Loan Corp.	33,500	7,343
StanCorp Financial Group, Inc.	79,600	7,331
IPC Holdings Ltd.	275,875	7,264
HCC Insurance Holdings, Inc.	237,800	7,134
People's Bank	221,100	7,119
*Nelnet, Inc.	191,700	7,112
*Sotheby's Holdings Class A	423,522	6,594
*Accredited Home Lenders Holding Co.	181,392	6,556
*Morningstar, Inc.	221,400	6,509
*S1 Corp.	1,482,700	6,509
Apollo Investment Corp.	347,325	6,488
Avalonbay Communities, Inc. REIT	74,800	6,452
Hudson United Bancorp	152,000	6,303
East West Bancorp, Inc.	164,600	6,303
GATX Corp.	168,200	6,286
Brown & Brown, Inc.	115,300	6,264
*iPayment Holdings, Inc.	172,143	6,190
City National Corp.	81,500	5,980
*Asset Acceptance Capital Corp.	222,096	5,883
Willis Group Holdings Ltd.	154,975	5,756
*Global Cash Access, Inc.	408,330	5,725
Sovereign Bancorp, Inc.	263,850	5,691
Bank of Hawaii Corp.	100,300	5,153

Shares	Market Value• ($000)

MoneyGram International, Inc.	208,400	5,064
Equifax, Inc.	146,900	5,064
Jones Lang Lasalle Inc.	100,200	5,038
LandAmerica Financial Group, Inc.	77,700	4,908
Hanmi Financial Corp.	265,062	4,853
Greenhill & Co., Inc.	97,411	4,671
Strategic Hotel Capital, Inc. REIT	274,775	4,668
Regency Centers Corp. REIT	83,200	4,632
Wilmington Trust Corp.	121,300	4,598
*DST Systems, Inc.	81,475	4,572
Westamerica Bancorporation	85,500	4,558
Sterling Financial Corp.	180,632	4,523
*Covanta Holding Corp.	387,030	4,486
Gold Banc Corp., Inc.	295,100	4,373
*Markel Corp.	13,400	4,261
Legg Mason Inc.	39,575	4,247
Downey Financial Corp.	64,400	3,925
Jack Henry & Associates Inc.	218,000	3,920
Pan Pacific Retail Properties, Inc. REIT	56,300	3,575
Independent Bank Corp. (MI)	119,085	3,405
^The First Marblehead Corp.	112,742	3,336
Flagstar Bancorp, Inc.	234,800	3,151
*Universal American Financial Corp.	212,900	3,151
*eFunds Corp.	143,800	2,967
Wintrust Financial Corp.	54,105	2,904
*Kronos, Inc.	60,600	2,779
Equity Lifestyle Properties, Inc. REIT	64,400	2,726
Federated Investors, Inc.	68,800	2,409
National Financial Partners Corp.	53,000	2,397
Certegy, Inc.	63,000	2,360
Zenith National Insurance Corp.	51,750	2,330
Advance America Cash Advance Centers Inc.	183,100	2,225
Ryder System, Inc.	54,800	2,174
*Metris Cos., Inc.	143,400	2,107
*Encore Capital Group, Inc.	118,003	2,028
Investors Financial Services Corp.	50,800	1,940
Financial Federal Corp.	49,400	1,886
*TNS Inc.	93,001	1,635
*GFI Group Inc.	33,900	1,524
*Alleghany Corp.	4,996	1,504
Irwin Financial Corp.	71,000	1,482
R.L.I. Corp.	25,900	1,392
Old Second Bancorp, Inc.	43,900	1,364
CVB Financial Corp.	66,225	1,305
LaSalle Hotel Properties REIT	30,800	1,090
NDCHealth Corp.	50,600	953
Cathay General Bancorp	16,200	632
WFS Financial, Inc.	8,465	609
Calamos Asset Management, Inc.	24,313	591
Corus Bankshares Inc.	9,000	494
Highland Hospitality Corp. REIT	41,200	433
Scottish Re Group Ltd.	15,600	383
		1,090,991
Health Care (17.9%)
Bausch & Lomb, Inc.	703,800	52,215
*Health Net Inc.	1,016,500	47,613
*Protein Design Labs, Inc.	1,489,202	41,727
Pharmaceutical Product Development, Inc.	659,596	37,907
*Covance, Inc.	771,815	37,549
*Henry Schein, Inc.	855,750	33,922
Cooper Cos., Inc.	476,550	32,806
*Amylin Pharmaceuticals, Inc.	934,600	31,403
Omnicare, Inc.	559,595	30,274
*^Cerner Corp.	322,988	27,276
*Triad Hospitals, Inc.	653,266	26,869
*Respironics, Inc.	746,906	26,792
*Lincare Holdings, Inc.	654,075	26,719
*ResMed Inc.	687,600	26,218
*Barr Pharmaceuticals Inc.	454,150	26,091
*^Cephalon, Inc.	570,800	26,023
Manor Care, Inc.	684,900	25,513
*LifePoint Hospitals, Inc.	647,400	25,313
*Genesis Healthcare Corp.	601,564	24,411
*United Surgical Partners International, Inc.	667,825	23,942

Shares	Market Value• ($000)

*Pediatrix Medical Group, Inc.	279,225	21,517
*Serologicals Corp.	1,083,900	21,114
*Abgenix, Inc.	1,992,200	20,719
*Techne Corp.	372,093	20,175
*Millennium Pharmaceuticals, Inc.	2,199,400	20,059
*Edwards Lifesciences Corp.	482,100	19,949
DENTSPLY International Inc.	358,650	19,776
*ICOS Corp.	718,445	19,384
*IDX Systems Corp.	437,600	18,987
*Nektar Therapeutics	1,255,600	18,909
*Vertex Pharmaceuticals, Inc.	803,500	18,280
*Human Genome Sciences, Inc.	2,171,600	18,133
*IDEXX Laboratories Corp.	252,910	17,737
*^American Pharmaceuticals Partners, Inc.	410,300	17,663
*United Therapeutics Corp.	238,803	17,638
*Matria Healthcare, Inc.	510,900	17,130
*Celgene Corp.	301,125	16,893
*Hologic, Inc.	300,200	16,649
*Watson Pharmaceuticals, Inc.	475,000	16,416
*Haemonetics Corp.	334,400	16,202
Dade Behring Holdings Inc.	447,800	16,125
Hogy Medical Co., Ltd.	285,200	15,571
*Invitrogen Corp.	242,700	15,433
*Immucor Inc.	593,802	15,391
*Symmetry Medical Inc.	685,220	15,171
Universal Health Services Class B	321,500	15,156
*Ventana Medical Systems, Inc.	377,700	14,477
Kissei Pharmaceutical Co.	737,000	14,420
*Sierra Health Services, Inc.	186,000	13,950
*Varian Medical Systems, Inc.	302,925	13,801
Arrow International, Inc.	473,956	13,716
*Salix Pharmaceuticals, Ltd.	755,314	13,550
*PacifiCare Health Systems, Inc.	163,500	13,466
*Intuitive Surgical, Inc.	151,264	13,422
Mentor Corp.	298,000	13,410
*Kyphon Inc.	333,907	13,386
*Humana Inc.	297,500	13,206
*Affymetrix, Inc.	289,000	13,129
*Advanced Medical Optics, Inc.	361,200	12,888
*CV Therapeutics, Inc.	491,300	12,312
*Community Health Systems, Inc.	320,020	11,876
*Per-Se Technologies, Inc.	531,056	11,805
*Kos Pharmaceuticals, Inc.	196,700	11,802
*Neurocrine Biosciences, Inc.	212,656	11,232
*Zymogenetics, Inc.	633,019	11,090
*Kindred Healthcare, Inc.	378,200	10,590
*IntraLase Corp.	680,000	10,513
*American Healthways Inc.	259,100	10,509
LCA-Vision Inc.	246,300	10,347
*Sybron Dental Specialties, Inc.	239,500	10,275
*^Biosite Inc.	184,700	10,201
*Bruker BioSciences Corp.	2,341,600	9,741
Valeant Pharmaceuticals International	558,500	9,584
*Qiagen NV	805,000	9,580
*NPS Pharmaceuticals Inc.	959,900	9,465
*Emdeon Corp.	1,000,000	9,200
*Psychiatric Solutions, Inc.	167,600	9,168
*Renal Care Group, Inc.	187,200	8,770
*Cambridge Antibody Technology Group	713,000	8,535
Quality Systems, Inc.	127,400	8,517
*Connetics Corp.	643,008	8,385
*Medarex, Inc.	944,000	8,251
*Endo Pharmaceuticals Holdings, Inc.	294,900	7,939
*Axcan Pharma Inc.	598,100	7,614
*Apria Healthcare Group Inc.	328,100	7,569
*InterMune Inc.	550,000	7,480
*First Horizon Pharmaceutical Corp.	511,988	7,388
*Alkermes, Inc.	445,600	7,259
*Chattem, Inc.	219,390	7,240
STERIS Corp.	312,400	7,126
Medicis Pharmaceutical Corp.	236,500	6,977
*Impax Laboratories, Inc.	647,600	6,853

Shares	Market Value• ($000)

PolyMedica Corp.	207,202	6,840
Diagnostic Products Corp.	161,800	6,812
*CONMED Corp.	280,000	6,714
*Cubist Pharmaceuticals, Inc.	331,430	6,698
*DJ Orthopedics Inc.	225,448	6,556
Shire Pharmaceuticals Group PLC ADR	180,300	6,462
*Cell Genesys, Inc.	1,183,600	6,380
*Pharmion Corp.	335,757	6,342
*MGI Pharma, Inc.	335,000	6,285
*QLT Inc.	878,600	6,212
*^Sunrise Senior Living, Inc.	177,000	5,724
*Coventry Health Care Inc.	105,725	5,708
*^Martek Biosciences Corp.	180,300	5,566
*The Medicines Co.	322,600	5,529
*Magellan Health Services, Inc.	185,500	5,515
*Andrx Group	354,900	5,490
*Telik, Inc.	364,371	5,444
*^Geron Corp.	558,693	5,045
*King Pharmaceuticals, Inc.	322,300	4,973
*Bio-Rad Laboratories, Inc. Class A	83,300	4,875
*AMERIGROUP Corp.	288,377	4,822
Beckman Coulter, Inc.	97,500	4,803
*Nuvelo, Inc.	558,700	4,693
*Noven Pharmaceuticals, Inc.	326,500	4,600
*^Idenix Pharmaceuticals Inc.	219,446	4,567
*Regeneron Pharmaceuticals, Inc.	361,900	4,527
*^Amedisys Inc.	116,000	4,432
*ImmunoGen, Inc.	780,900	4,373
*Alexion Pharmaceuticals, Inc.	155,855	4,269
*Myriad Genetics, Inc.	215,200	4,171
*Tanox, Inc.	297,379	4,151
*Cytyc Corp.	159,203	4,036
*Charles River Laboratories, Inc.	88,488	3,872
*Momenta Pharmaceuticals, Inc.	170,629	3,674
*RehabCare Group, Inc.	169,300	3,604
*ViroPharma Inc.	187,700	3,596
*AmSurg Corp.	143,563	3,410
*ICU Medical, Inc.	97,100	3,390
*Gentiva Health Services, Inc.	223,194	3,279
*Odyssey Healthcare, Inc.	189,150	3,269
Owens & Minor, Inc. Holding Co.	107,800	3,175
*Beverly Enterprises, Inc.	269,800	3,167
*Molina Healthcare Inc.	149,900	3,080
*Inamed Corp.	40,400	2,872
*Molecular Devices Corp.	127,594	2,858
Invacare Corp.	83,601	2,825
*Thoratec Corp.	142,600	2,821
*VCA Antech, Inc.	107,800	2,781
*Centene Corp.	135,000	2,720
*LifeCell Corp.	161,900	2,623
*Stericycle, Inc.	44,199	2,544
*SFBC International, Inc.	53,000	2,260
*Gen-Probe Inc.	49,600	2,026
*^Kensey Nash Corp.	86,807	1,990
*LabOne, Inc.	43,899	1,926
*Applera Corp.-Celera Genomics Group	157,980	1,877
*PSS World Medical, Inc.	124,978	1,741
*Alliance Imaging, Inc.	245,900	1,699
*Merit Medical Systems, Inc.	141,734	1,689
*Digene Corp.	50,531	1,526
*Keryx Biopharmaceuticals, Inc.	102,534	1,482
*Enzon Pharmaceuticals, Inc.	191,800	1,345
*Cantel Medical Corp.	67,700	1,310
*K-V Pharmaceutical Co. Class A	73,850	1,265
*Laserscope	23,990	648
*Symbion, Inc.	27,304	618
*Immunomedics Inc.	296,400	525
*Enzo Biochem, Inc.	26,000	355
*CorVel Corp.	15,102	332
*PRA International	12,294	327
Vital Signs, Inc.	6,486	305
		1,836,194
Integrated Oils (0.3%)
Western Oil Sands Inc.	701,200	15,099
*KCS Energy, Inc.	361,300	8,715
*Duvernay Oil Corp.	94,800	3,146
Niko Resources Ltd.	65,800	2,427
		29,387

Shares	Market Value• ($000)

Other Energy (7.0%)
*Cal Dive International, Inc.	793,300	48,820
Patterson-UTI Energy, Inc.	1,392,000	47,509
*Grant Prideco, Inc.	1,218,254	47,378
Helmerich & Payne, Inc.	715,800	39,655
St. Mary Land & Exploration Co.	960,798	32,677
TODCO Class A	665,859	29,797
*Grey Wolf, Inc.	3,532,295	27,128
Frontier Oil Corp.	669,000	24,673
CARBO Ceramics Inc.	388,050	22,957
*TETRA Technologies, Inc.	813,500	22,754
*Superior Energy Services, Inc.	1,017,900	20,745
*Unit Corp.	382,700	20,053
Holly Corp.	327,600	18,870
*Comstock Resources, Inc.	544,500	16,395
Rowan Cos., Inc.	437,900	14,446
*Ultra Petroleum Corp.	241,100	12,655
SBM Offshore NV	161,688	12,498
*Denbury Resources, Inc.	284,200	12,400
*Whiting Petroleum Corp.	302,100	12,250
Range Resources Corp.	336,700	12,017
*Oil States International, Inc.	347,400	11,499
*National Oilwell Varco Inc.	180,475	11,274
*OPTI Canada Inc.	357,500	11,114
*Hornbeck Offshore Services, Inc.	318,860	10,270
CONSOL Energy, Inc.	164,800	10,036
XTO Energy, Inc.	226,308	9,835
Massey Energy Co.	242,900	9,733
*Cooper Cameron Corp.	125,600	9,260
Tesoro Petroleum Corp.	139,900	8,555
*FuelCell Energy, Inc.	935,600	8,196
*Atwood Oceanics, Inc.	111,644	7,862
*W-H Energy Services, Inc.	258,266	7,825
*Encore Acquisition Co.	227,833	7,817
*Global Power Equipment Group Inc.	1,197,700	7,510
*Hydrill Co.	112,700	7,477
*Remington Oil & Gas Corp.	212,300	7,431
ENSCO International, Inc.	160,730	7,328
*Energy Partners, Ltd.	276,558	7,016
*Swift Energy Co.	135,900	5,933
*Veritas DGC Inc.	183,829	5,921
*Alon USA Energy, Inc.	285,700	5,571
*Pioneer Drilling Co.	314,150	5,381
Vintage Petroleum, Inc.	99,700	5,173
*Pride International, Inc.	161,400	4,530
*Alpha Natural Resources, Inc.	174,485	4,144
*Plains Exploration & Production Co.	99,700	3,888
*Oceaneering International, Inc.	78,100	3,758
*SEACOR Holdings Inc.	49,300	3,531
*Petroleum Development Corp.	100,900	3,388
Equitable Resources, Inc.	73,500	2,841
*FMC Technologies Inc.	70,600	2,574
Berry Petroleum Class A	31,215	1,869
*Cheniere Energy, Inc.	29,300	1,091
Resource America, Inc.	53,471	868
*Quicksilver Resources, Inc.	16,250	629
*Hanover Compressor Co.	5,443	70
		716,875
Materials & Processing (5.6%)
Watsco, Inc.	525,300	29,853
Albany International Corp.	664,600	25,673
Martin Marietta Materials, Inc.	317,100	25,022
*Crown Holdings, Inc.	1,353,400	21,952
*Jacobs Engineering Group Inc.	322,100	20,534
Hughes Supply, Inc.	601,300	20,113
AptarGroup Inc.	374,500	19,171
*Armor Holdings, Inc.	365,900	16,359
*URS Corp.	389,100	15,731
Harsco Corp.	242,860	15,604
Florida Rock Industries, Inc.	256,600	14,601
Carpenter Technology Corp.	212,900	12,838
Chicago Bridge & Iron Co. N.V	557,100	12,423
*NS Group Inc.	357,700	12,380
Precision Castparts Corp.	257,780	12,208
Ferro Corp.	657,600	11,732
Cytec Industries, Inc.	277,800	11,473

Shares	Market Value• ($000)

The St. Joe Co.	166,800	11,000
*Hercules, Inc.	943,400	10,509
The Timken Co.	360,700	10,229
*Gold Kist Inc.	586,700	10,085
*USG Corp.	168,000	9,932
*Trex Co., Inc.	470,000	9,762
Minerals Technologies, Inc.	169,000	9,035
Allegheny Technologies Inc.	298,200	8,561
Albemarle Corp.	242,775	8,519
*NCI Building Systems, Inc.	207,100	8,518
*^Titanium Metals Corp.	175,780	8,297
Scotts Miracle-Gro Co.	91,288	8,014
*RTI International Metals, Inc.	238,175	7,984
^Brookfield Homes Corp.	150,900	7,559
Building Materials Holding Corp.	86,600	7,362
*Maverick Tube Corp.	233,500	7,229
*Mobile Mini, Inc.	147,506	6,886
Forest City Enterprise Class A	185,000	6,825
*FMC Corp.	123,700	6,734
Schnitzer Steel Industries, Inc. Class A	209,000	6,667
ElkCorp	177,111	5,602
Simpson Manufacturing Co.	141,600	5,588
*^Cabot Microelectronics Corp.	185,800	5,463
*Hexcel Corp.	343,871	5,440
Mueller Industries Inc.	177,000	4,875
Commercial Metals Co.	152,700	4,854
Engelhard Corp.	172,400	4,689
Worthington Industries, Inc.	230,300	4,634
*Lone Star Technologies, Inc.	98,200	4,493
^Royal Gold, Inc.	179,400	4,130
Sonoco Products Co.	144,600	4,092
Steel Dynamics, Inc.	120,000	3,716
Apogee Enterprises, Inc.	212,284	3,477
*AK Steel Corp.	487,900	3,410
Silgan Holdings, Inc.	104,356	3,357
*Aleris International Inc.	123,687	3,211
*Owens-Illinois, Inc.	167,200	3,183
Corn Products International, Inc.	131,000	3,119
*Washington Group International, Inc.	60,300	2,997
Fluor Corp.	43,900	2,792
Lennox International Inc.	96,900	2,703
Airgas, Inc.	93,000	2,629
*Energizer Holdings, Inc.	50,900	2,570
Bemis Co., Inc.	93,400	2,468
^Ryerson Tull, Inc.	120,300	2,429
Tenma Corp.	141,000	2,381
*Interline Brands, Inc.	91,000	1,777
*Tejon Ranch Co.	29,100	1,292
*Rogers Corp.	32,600	1,218
Texas Industries, Inc.	24,200	1,200
Westlake Chemical Corp.	38,000	1,106
*Trammell Crow Co.	34,100	872
*^HouseValues, Inc.	53,500	788
Tredegar Corp.	31,100	392
		574,321
Producer Durables (6.2%)
Donaldson Co., Inc.	1,180,100	36,878
Joy Global Inc.	636,800	29,210
^Garmin Ltd.	454,000	26,073
Ryland Group, Inc.	370,700	24,948
MDC Holdings, Inc.	322,549	22,127
*Meritage Corp.	323,400	20,138
*Hovnanian Enterprises Inc. Class A	416,000	18,716
*Mettler-Toledo International Inc.	347,999	17,957
Cummins Inc.	209,700	17,902
Graco, Inc.	476,355	16,325
*Powerwave Technologies, Inc.	1,403,731	15,736
*Polycom, Inc.	1,023,100	15,653
Plantronics, Inc.	479,900	14,325
Tektronix, Inc.	623,200	14,321
*Esterline Technologies Corp.	335,100	12,617
Standard Pacific Corp.	324,000	12,500
*Toll Brothers, Inc.	337,600	12,461
Bucyrus International, Inc.	271,100	11,264
KB HOME	169,900	11,103
*Gardner Denver Inc.	222,710	10,824
*Varian Semiconductor Equipment Associates, Inc.	279,695	10,578
*NVR, Inc.	15,100	10,351

Shares	Market Value• ($000)

^Beazer Homes USA, Inc.	177,000	10,257
*Sonic Solutions, Inc.	534,900	10,238
*AGCO Corp.	627,300	10,031
*ATMI, Inc.	365,530	9,983
Herman Miller, Inc.	364,100	9,980
JLG Industries, Inc.	239,800	9,199
*Thomas & Betts Corp.	229,900	8,948
*American Tower Corp. Class A	357,445	8,525
United Industrial Corp.	226,800	8,004
*Photronics Inc.	426,969	7,685
*General Cable Corp.	444,800	7,228
*ESCO Technologies Inc.	159,200	6,887
*Alliant Techsystems, Inc.	96,300	6,762
*Terex Corp.	115,500	6,349
Mine Safety Appliances Co.	150,900	6,321
*Itron, Inc.	145,100	6,306
*Champion Enterprises, Inc.	424,150	5,887
Diebold, Inc.	162,400	5,869
*Metrologic Instruments, Inc.	286,500	5,607
*Acco Brands Corp.	209,100	5,083
*BE Aerospace, Inc.	277,983	5,040
Pall Corp.	188,500	4,931
Pentair, Inc.	149,800	4,867
Roper Industries Inc.	128,900	4,860
Ametek, Inc.	118,350	4,820
The Manitowoc Co., Inc.	84,500	4,496
Lincoln Electric Holdings, Inc.	113,100	4,475
*Dionex Corp.	90,800	4,397
*LAM Research Corp.	129,975	4,385
*Orbital Sciences Corp.	359,100	4,176
Actuant Corp.	83,725	4,077
Steelcase Inc.	280,200	4,012
*Palm Harbor Homes, Inc.	210,000	3,870
*The Middleby Corp.	53,000	3,843
*Mattson Technology, Inc.	483,307	3,813
*Flowserve Corp.	102,400	3,584
Applied Industrial Technology, Inc.	104,400	3,440
*Paxar Corp.	183,600	3,152
*Arris Group Inc.	337,818	2,794
HNI Corp.	55,600	2,719
*William Lyon Homes, Inc.	18,300	2,175
*FEI Co.	112,150	2,120
*Astec Industries, Inc.	67,247	1,907
*Cymer, Inc.	48,700	1,697
*Blount International, Inc.	84,400	1,339
Knoll, Inc.	66,700	1,063
Stewart & Stevenson Services, Inc.	39,700	947
*American Superconductor Corp.	100,000	821
*Advanced Energy Industries, Inc.	75,000	806
*Rudolph Technologies, Inc.	61,029	743
IDEX Corp.	9,760	391
*Optical Cable Corp. Warrants Exp. 10/24/2007	8,891	10
		632,926
Technology (16.2%)
*Red Hat, Inc.	2,773,800	64,408
*Western Digital Corp.	3,845,100	46,526
*CACI International, Inc.	613,460	33,458
*Ingram Micro, Inc. Class A	1,833,800	33,192
*Akamai Technologies, Inc.	1,694,612	29,385
Harris Corp.	708,600	29,123
*Informatica Corp.	2,419,615	28,793
*Trident Microsystems, Inc.	926,301	28,030
*Digital River, Inc.	967,898	27,111
*Foundry Networks, Inc.	2,267,202	27,048
*MICROS Systems, Inc.	561,939	25,804
*Progress Software Corp.	811,095	25,257
*Anteon International Corp.	531,140	24,008
*Electronics for Imaging, Inc.	932,900	23,425
*Microsemi Corp.	980,028	22,707
*^Synaptics Inc.	958,632	22,269
*Cadence Design Systems, Inc.	1,300,565	20,783
*Emulex Corp.	1,102,477	20,407
*SERENA Software, Inc.	915,000	20,029
*Trimble Navigation Ltd.	688,800	19,886
*ON Semiconductor Corp.	4,187,597	19,430
*Hutchinson Technology, Inc.	770,400	19,106
*International Rectifier Corp.	640,975	18,966
*WebEx Communications, Inc.	797,000	18,259

Shares	Market Value• ($000)

*Brocade Communications Systems, Inc.	4,813,800	17,907
*ManTech International Corp.	640,345	17,738
*Tessera Technologies, Inc.	623,613	17,399
*QLogic Corp.	573,800	17,306
*Ixia	1,344,175	16,963
*Zoran Corp.	1,151,975	16,911
*Witness Systems, Inc.	837,200	16,409
*Sapient Corp.	3,161,539	16,408
SS&C Technologies, Inc.	451,400	16,178
*F5 Networks, Inc.	310,209	16,140
Amphenol Corp.	400,900	16,024
*Affiliated Computer Services, Inc. Class A	295,650	15,998
*^PortalPlayer Inc.	789,412	15,938
*Internet Security Systems, Inc.	637,400	15,699
*Blue Coat Systems, Inc.	331,800	15,591
*RSA Security Inc.	1,362,200	15,529
*Comverse Technology, Inc.	611,545	15,350
*Avocent Corp.	483,338	14,819
*Hyperion Solutions Corp.	305,884	14,793
Acxiom Corp.	666,550	14,224
*Ceridian Corp.	644,350	14,118
*MicroStrategy Inc.	197,968	14,036
*Cognizant Technology Solutions Corp.	309,447	13,609
*SRA International, Inc.	411,575	13,508
*UNOVA, Inc.	432,675	13,413
PerkinElmer, Inc.	598,900	13,218
*MEMC Electronic Materials, Inc.	736,701	13,216
*NICE-Systems Ltd. ADR	301,678	13,174
*Comtech Telecommunications Corp.	343,167	13,164
*Avid Technology, Inc.	264,018	12,998
*Komag, Inc.	481,328	12,909
Intersil Corp.	563,850	12,833
*ANSYS, Inc.	336,432	12,535
*^Cree, Inc.	516,073	12,406
*Concur Technologies, Inc.	900,000	12,159
*NVIDIA Corp.	354,100	11,880
*Atheros Communications	1,362,900	11,816
*Ciena Corp.	4,953,500	11,740
*Wind River Systems Inc.	892,343	11,690
*Benchmark Electronics, Inc.	404,300	11,357
*LSI Logic Corp.	1,291,100	10,471
*Parametric Technology Corp.	1,595,568	10,387
Scientific-Atlanta, Inc.	292,775	10,376
*CommScope, Inc.	513,800	10,029
*j2 Global Communications, Inc.	226,000	9,991
*Ariba, Inc.	1,277,725	9,979
*Macromedia, Inc.	226,700	9,957
*Websense, Inc.	159,238	9,408
*Essex Corp.	516,200	9,276
ADTRAN Inc.	302,200	9,142
*Maxtor Corp.	2,587,000	9,055
*NCR Corp.	291,350	8,805
*Transaction Systems Architects, Inc.	309,000	8,346
*Openwave Systems Inc.	448,375	8,012
*McAfee Inc.	262,300	7,877
*Kanbay International Inc.	511,213	7,453
*Silicon Image, Inc.	761,014	6,986
Autodesk, Inc.	154,578	6,976
*Palm, Inc.	264,200	6,787
*CSG Systems International, Inc.	280,070	6,584
*Cypress Semiconductor Corp.	483,500	6,576
*Coherent, Inc.	219,795	6,508
*BEA Systems, Inc.	737,100	6,501
*Ulticom, Inc.	607,400	6,396
*SiRF Technology Holdings, Inc.	243,575	6,282
*The TriZetto Group, Inc.	442,775	6,274
*ADC Telecommunications, Inc.	354,800	6,191
*Perot Systems Corp.	445,066	6,169
*Multi-Fineline Electronix, Inc.	228,119	6,073
*Opsware, Inc.	1,178,800	6,059
*Sycamore Networks, Inc.	1,548,000	6,022
*Cirrus Logic, Inc.	910,285	5,971
*InterVoice, Inc.	640,090	5,966
Talx Corp.	150,900	5,965

Shares	Market Value• ($000)

*Citrix Systems, Inc.	211,891	5,842
*NETGEAR, Inc.	291,500	5,699
*Epicor Software Corp.	463,501	5,692
*Marvell Technology Group Ltd.	121,215	5,626
Reynolds & Reynolds Class A	211,700	5,619
*Tekelec	405,850	5,568
*Genesis Microchip Inc.	282,227	5,430
*ScanSource, Inc.	94,200	5,335
National Semiconductor Corp.	229,369	5,191
*Varian, Inc.	141,100	5,188
Anixter International Inc.	139,800	5,184
*^InPhonic, Inc.	345,375	4,994
*^OmniVision Technologies, Inc.	386,300	4,979
*Intermagnetics General Corp.	172,475	4,941
*Stratex Networks, Inc.	1,900,600	4,866
*Digitas Inc.	446,975	4,827
*SigmaTel Inc.	352,900	4,803
*Jupitermedia Corp.	263,300	4,476
*Standard Microsystem Corp.	155,700	4,402
*Nuance Communications, Inc.	784,300	4,031
*Keane, Inc.	350,500	3,961
*TTM Technologies, Inc.	478,560	3,824
*Macrovision Corp.	200,100	3,770
*Westell Technologies, Inc.	776,099	3,648
EDO Corp.	117,400	3,393
*Ditech Communications Corp.	496,181	3,161
*Blackboard Inc.	109,700	3,083
*Packeteer, Inc.	383,200	3,023
*ViaSat, Inc.	110,500	2,739
*DSP Group Inc.	106,500	2,618
*Skyworks Solutions, Inc.	461,800	2,475
*salesforce.com, Inc.	90,071	2,251
*SafeNet, Inc.	67,725	2,246
*Micrel, Inc.	216,000	2,160
*RF Micro Devices, Inc.	403,357	2,114
*Aeroflex, Inc.	225,188	2,040
*Innovative Solutions and Support, Inc.	137,700	1,968
*Quest Software, Inc.	131,949	1,835
*Dendrite International, Inc.	92,743	1,628
*FLIR Systems, Inc.	72,200	1,513
*Interwoven Inc.	160,750	1,511
*Herley Industries Inc.	81,700	1,382
QAD Inc.	158,917	1,262
*webMethods, Inc.	158,644	1,104
*Excel Technology, Inc.	40,400	1,056
Inter-Tel, Inc.	51,100	946
*IXYS Corp.	85,177	872
*SonicWALL, Inc.	111,976	779
*Endwave Corp.	57,500	713
*Ness Technologies Inc.	48,800	444
*Lawson Software Inc.	47,800	366
		1,655,941
Utilities (1.9%)
*NII Holdings Inc.	264,300	21,916
*Nextel Partners, Inc.	731,200	18,390
*UbiquiTel Inc.	1,950,168	16,849
Philippine Long Distance Telephone Co. ADR	488,100	14,716
PNM Resources Inc.	522,700	13,250
*Southwestern Energy Co.	177,102	12,847
*Alamosa Holdings, Inc.	834,300	12,348
*Allegheny Energy, Inc.	324,000	9,156
Energen Corp.	224,000	8,423
*Cincinnati Bell Inc.	1,816,019	7,191
UGI Corp. Holding Co.	291,400	6,877
*General Communication, Inc.	618,926	5,948
*NeuStar, Inc. Class A	173,735	5,316
*Centennial Communications Corp. Class A	354,457	5,250
FairPoint Communications, Inc.	378,000	5,167
CenterPoint Energy Inc.	353,700	4,683
*Pike Electric Corp.	215,540	4,074
Commonwealth Telephone Enterprises, Inc.	95,739	3,436
*Premiere Global Services, Inc.	381,383	3,234
*Intrado Inc.	163,128	3,155
Questar Corp.	38,515	3,033

Shares	Market Value• ($000)

ONEOK, Inc.	92,600	2,661
Duquesne Light Holdings, Inc.	155,900	2,602
*Time Warner Telecom Inc.	225,000	1,886
Aqua America, Inc.	35,900	1,216
Western Gas Resources, Inc.	15,200	658
*Level 3 Communications, Inc.	156,200	453
		194,735
Other (0.7%)
*McDermott International, Inc.	655,775	23,824
Brunswick Corp.	335,700	12,800
Walter Industries, Inc.	233,539	10,666
Carlisle Co., Inc.	69,725	4,650
Fortune Brands, Inc.	55,015	4,179
Lancaster Colony Corp.	92,900	3,724
*Business Objects S.A. ADR	104,553	3,583
SPX Corp.	76,700	3,300
*GenCorp, Inc.	89,300	1,638
		68,364
Exchange-Traded Funds (1.5%)
[3]Vanguard Small-Cap VIPERs	1,982,703	113,411
[3]Vanguard Small-Cap Growth VIPERs	755,800	41,773
		155,184
Total Common Stocks (Cost $8,473,749)		9,819,163
Temporary Cash Investments (6.5%)[1]
Money Market Fund (6.0%)
[4]Vanguard Market Liquidity Fund, 3.851%	412,333,893	412,334
[4]Vanguard Market Liquidity Fund, 3.851%--Note G	196,546,200	196,546
		608,880

	Face Amount ($000)	Market Valueo ($000)

Repurchase Agreement (0.3%)
Deutsche Bank 4.030%, 11/1/2005 (Dated
10/31/2005, Repurchase Value $29,703,000,
Collateralized by Federal National
Mortgage Assn., 5.000%-5.500%,1/1/2020-4/1/2034)	29,700	29,700

U.S. Government & Agency Obligations (0.2%)

[5] Federal National Mortgage Assn. [6] 3.969%, 1/11/2006	21,000	20,836

U.S. Treasury Bill [6] 3.781%-3.936%, 3/23/2006	3,400	3,347

		24,183

Total Temporary Cash Investments (Cost $662,763)		662,763

Total Investments (102.4%) (Cost $9,136,512)		10,481,926

Other Assets and Liabilities (-2.4%)

Other Assets--Note C		275,927

Payables for Investment Securities Purchased		(200,889)

Security Lending Collateral Payable to Brokers--Note G		(196,546)

Other Liabilities		(122,350)

		(243,858)

Net Assets (100%)		10,238,068

At October 31, 2005, net assets consisted of:[1]
Amount ($000)

Paid-in Capital	8,038,933

Undistributed Net Investment Income	6,886

Accumulated Net Realized Gains	848,994

Unrealized Appreciation (Depreciation)

Investment Securities	1,345,414

Futures Contracts	(2,158)

Foreign Currencies	(1)

Net Assets	10,238,068

Investor Shares--Net Assets

Applicable to 102,204,325 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	7,835,704

Net asset value per share--Investor Shares	$76.67

Admiral Shares--Net Assets

Applicable to 33,613,407 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	2,402,364

Net asset value per share--Admiral Shares	$71.47

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers.
See Note G in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 5.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Restricted security represents 0.19% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
6 Securities with a value of $24,183,000 and cash of $320,000, have been segregated as initial margin for open futures contracts.
7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended October 31, 2005 ($000)

Investment Income

Income

Dividends[1]	48,196

Interest[1]	14,010

Security Lending	1,999

Total Income	64,205

Expenses

Investment Advisory Fees--Note B

Basic Fee	15,810

Performance Adjustment	(749)

The Vanguard Group--Note C

Management and Administrative

Investor Shares	26,525

Admiral Shares	2,795

Marketing and Distribution

Investor Shares	1,503

Admiral Shares	334

Custodian Fees	110

Auditing Fees	21

Shareholders' Reports

Investor Shares	260

Admiral Shares	1

Trustees' Fees and Expenses	16

Total Expenses	46,626

Expenses Paid Indirectly--Note D	(521)

Net Expenses	46,105

Year Ended October 31, 2005 ($000)

Net Investment Income	18,100

Realized Net Gain (Loss)

Investment Securities Sold[1]	952,900

Futures Contracts	5,739

Foreign Currencies	6

Realized Net Gain (Loss)	958,645

Change in Unrealized Appreciation (Depreciation)

Investment Securities	270,391

Futures Contracts	(4,079)

Foreign Currencies	(1)

Change in Unrealized Appreciation (Depreciation)	266,311

Net Increase (Decrease) in Net Assets Resulting from Operations	1,243,056

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $1,735,000, $12,021,000, and $1,675,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income (Loss)	18,100	(6,788)

Realized Net Gain (Loss)	958,645	607,899

Change in Unrealized Appreciation (Depreciation)	266,311	(209,385)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,243,056	391,726

Distributions

Net Investment Income

Investor Shares	--	--

Admiral Shares	--	--

Realized Capital Gain

Investor Shares	(8,028)	--

Admiral Shares	(1,311)	--

Total Distributions	(9,339)	--

Capital Share Transactions--Note H

Investor Shares	(518,704)	1,288,479

Admiral Shares	1,060,504	399,501

Net Increase (Decrease) from Capital Share Transactions	541,800	1,687,980

Total Increase (Decrease)	1,775,517	2,079,706

Net Assets

Beginning of Period	8,462,551	6,382,845

End of Period[1]	10,238,068	8,462,551

1 Including undistributed net investment income (losses) of $6,872,000 and ($9,013,000).

Financial Highlights

Explorer Fund Investor Shares
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$67.01	$63.17	$44.60	$51.91	$77.28

Investment Operations

Net Investment Income (Loss)	.111	(.05)	(.012)	(.005)	.15

Net Realized and Unrealized Gain (Loss)
on Investments	9.622	3.89	18.587	(7.200)	(11.36)

Total from Investment Operations	9.733	3.84	18.575	(7.205)	(11.21)

Distributions

Dividends from Net Investment Income	--	--	(.005)	(.105)	(.25)

Distributions from Realized Capital Gains	(.073)	--	--	--	(13.91)

Total Distributions	(.073)	--	(.005)	(.105)	(14.16)

Net Asset Value, End of Period	$76.67	$67.01	$63.17	$44.60	$51.91

Total Return	14.53%	6.08%	41.65%	-13.93%	-16.22%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7,836	$7,302	$5,662	$3,432	$3,996

Ratio of Total Expenses to Average Net Assets[1]	0.51%	0.57%	0.72%	0.70%	0.72%

Ratio of Net Investment Income (Loss)
to Average Net Assets	0.16%	(0.11%)	(0.08%)	(0.01%)	0.24%

Portfolio Turnover Rate	80%	82%	77%	69%	77%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.07%, 0.07%, and 0.06%.

Explorer Fund Admiral Shares
	Year Ended October 31,			Nov. 12, 2001[1] to Oct. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$62.37	$58.71	$41.43	$50.00

Investment Operations

Net Investment Income (Loss)	.215	.04	.064	.035

Net Realized and Unrealized Gain (Loss)
on Investments	8.953	3.62	17.259	(8.498)

Total from Investment Operations	9.168	3.66	17.323	(8.463)

Distributions

Dividends from Net Investment Income	--	--	(.043)	(.107)

Distributions from Realized Capital Gains	(.068)	--	--	--

Total Distributions	(.068)	--	(.043)	(.107)

Net Asset Value, End of Period	$71.47	$62.37	$58.71	$41.43

Total Return	14.70%	6.23%	41.85%	-16.98%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,402	$1,161	$721	$293

Ratio of Total Expenses to Average Net Assets[2]	0.34%	0.43%	0.57%	0.61%3

Ratio of Net Investment Income (Loss)
to Average Net Assets	0.33%	0.04%	0.05%	0.13%3

Portfolio Turnover Rate	80%	82%	77%	69%

1 Inception.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.07%, and 0.07%.
3 Annualized.

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and beginning February 1, 2005, Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of GMO, Granahan Investment Management, Inc., Wellington Management Company, Chartwell Investment Partners, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to January 31, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning January 31, 2003. The benchmark change will be fully phased in by January 2006. In accordance with the advisory contract entered into with Kalmar Investment Advisers in February 2005, the investment fee will be subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index beginning February 1, 2007.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $717,000 for the year ended October 31, 2005.

For the year ended October 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before a decrease of $749,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $1,262,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $487,000 and custodian fees by $34,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2005, the fund realized net foreign currency gains of $6,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2005, the fund realized gains on sales of “passive foreign investment companies” of $420,000 which have been included in current taxable income; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at October 31, 2005, was $8,914,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,641,000 from undistributed net investment income, and $85,049,000 from accumulated net realized gains, to paid-in capital.

During the year ended October 31, 2005, the fund realized $25,191,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2005, the fund had $241,016,000 of ordinary income and $628,413,000 of long-term capital gains available for distribution.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,336,500,000, consisting of unrealized gains of $1,817,765,000 on securities that had risen in value since their purchase and $511,265,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Russell 2000 Index	278	90,238	(1,271)

E-Mini NASDAQ 100 Index	1,288	40,868	(985)

E-Mini Russell 2000 Index	245	15,905	200

NASDAQ 100 Index	39	6,187	(102)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2005, the fund purchased $8,155,867,000 of investment securities and sold $ 7,526,987,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2005, was $191,960,000, for which the fund received cash collateral of $196,546,000.

H. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	1,728,503	23,376	2,451,079	36,994

Issued in Lieu of Cash Distributions	7,866	106	--	--

Redeemed	(2,255,073)	(30,239)	(17,671)

Net Increase (Decrease)--Investor Shares	(518,704)	(6,757)	1,288,479	19,323

Admiral Shares

Issued	1,422,697	20,258	760,028	12,207

Issued in Lieu of Cash Distributions	1,242	18	--	--

Redeemed	(363,435)	(5,277)	(360,527)	(5,868)

Net Increase (Decrease)--Admiral Shares	1,060,504	14,999	399,501	6,339

I. One of the fund’s investments was in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the year ended October 31, 2005, in securities of this company were as follows:

		Current Period Transactions
	Oct. 31, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Oct. 31, 2005 Market Value ($000)

Hollywood Media Corp.	6,570	128	1,352	--	na1

1 At October 31, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Explorer Fund:
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard Explorer Fund
This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $72,723,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 15% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares Periods Ended October 31, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	14.53%	4.41%	10.68%

Returns After Taxes on Distributions	14.51	3.04	8.84

Returns After Taxes on Distributions and Sale of Fund Shares	9.47	2.94	8.32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
Explorer Fund	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,120.09	$2.51

Admiral Shares	1,000.00	1,120.92	1.60

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,022.84	$2.40

Admiral Shares	1,000.00	1,023.69	1.53

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Notice to Shareholders

The board of trustees of Vanguard Explorer Fund has adopted new advisory fee schedules for two of the fund’s advisors—Granahan Investment Management, Inc., and Wellington Management Company, LLP—effective December 1, 2005. The board has also renewed the fund’s investment advisory agreement with Chartwell Investment Partners. The new advisory fee schedules for Granahan and Wellington Management are expected to raise the fund’s expense ratio to 0.52% from 0.51% for Investor Shares and to 0.35% from 0.34% for Admiral Shares. For shareholders, the increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedules, and to renew the agreement with Chartwell, the trustees considered the fund’s performance together with a wide range of information relating to Granahan, which has managed a portion of the fund since 1990; Wellington Management, which has managed the fund since its inception in 1967; and Chartwell, which has managed a portion of the fund since 1997. The fund has entered into new investment advisory agreements with Granahan and Wellington Management to reflect the new fee schedules; however, other terms of the existing agreements have not changed. Under the terms of the agreements, the fund will pay Granahan and Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average month-end net assets of the portion of the fund managed by the advisor during the quarter. The quarterly payments to Granahan and Wellington Management may be increased or decreased by applying a performance adjustment. The terms of the performance adjustment in the new agreements are the same as those in the current agreement between the fund and the advisors. Each advisor’s fee may be increased or decreased, based on the cumulative total performance of the portion of the fund managed by that advisor over a trailing 36-month period as compared with that of the Russell 2500 Growth Index over the same period.

For the fiscal year ended October 31, 2005, the total advisory fees paid by Vanguard Explorer Fund to its six investment advisors were $15.1 million, or 0.16% of the fund’s average net assets. If the new fee schedules had been in place throughout the 2005 fiscal year, the advisory fees paid by the fund would have been $16.0 million, or 0.16% of the fund’s average net assets. The average advisory fee paid by funds in the Explorer Fund’s Lipper peer group was 0.79% of assets as of October 31, 2005.

Board approval of the investment advisory agreements

Granahan and Wellington Management are two of the six advisors responsible for managing the investment and reinvestment of Vanguard Explorer Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisors discharge their responsibilities subject to the supervision and oversight of the officers and trustees of the fund. Advisory arrangements with three of the other advisors—Grantham, Mayo, Van Otterloo & Co. LLC; Kalmar Investment Advisers; and The Vanguard Group, Inc.—were previously approved by the board, as reported in the fund’s semiannual report to shareholders dated April 30, 2005. The board recently approved the continuation of the advisory agreement with the sixth advisor, Chartwell, as discussed later in this notice.

As noted above, the fund trustees retained Granahan and Wellington Management under the terms of separate investment advisory agreements. The board’s decision to revise the current advisory fee schedules was based upon its most recent evaluation of each advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreements, the board engaged in arms-length discussions with both Granahan and Wellington Management and considered the following factors, among others:

Granahan Investment Management, Inc.

The board considered the benefits to shareholders of continuing to retain Granahan as an advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Granahan. The board considered the quality of investment management to the fund over both the short and the long term and the organizational depth and stability of the firm. The trustees concluded that Granahan, which was founded in 1985 and has been an advisor to the fund since 1990, retains a portfolio management team that continues to execute a disciplined process of identifying attractive small-cap growth companies that are diversified across all phases of the business life cycle. Further, the trustees concluded that, throughout its tenure as an advisor to the fund, Granahan has provided high-quality advisory services and has demonstrated strong organizational depth and stability.

The trustees determined that the asset-based advisory fee schedule, which has been in place for many years, should be adjusted to reflect the fair market value of Granahan’s services and the firm’s need to maintain an expanded portfolio management team to manage a large portfolio in the small-cap growth market segment. The trustees concluded that under the new fee arrangement, Granahan could build on its organizational depth and stability, and enhance the fund’s portfolio management team, by hiring and retaining top investment talent. The board considered the investment performance of the fund and the advisor compared with the performance of the fund’s peer group and relevant benchmarks. The trustees concluded that Granahan’s portion of the fund is managed in a disciplined fashion and that the firm’s short- and long-term has been competitive versus the fund’s peer group and relevant benchmarks.

The board considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios, and the fact that, after the adjustment to Granahan’s advisory fee schedule, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers.

The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Granahan’s fee schedule, the trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by both Granahan and Vanguard regarding the performance of the fund and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

Wellington Management Company, LLP

The board considered the benefits to shareholders of continuing to retain Wellington Management as an advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The trustees concluded that the advisor continues to employ a sound investment process, selecting stocks of high-quality companies in the small-cap growth market segment that are out of favor with investors. Stock selection is supported by Wellington Management’s deep industry research capabilities.

Further, the trustees concluded that the asset-based advisory fee schedule has been in place since 2000 and should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large portfolio in the small-cap growth market segment. Under the new fee arrangement, Wellington Management could build on its organizational depth and stability, and enhance the fund’s portfolio management team by hiring and retaining top investment talent. The board considered the investment performance of the fund and the advisor compared with the performance of the fund’s peer group and relevant benchmarks. The trustees concluded that the portion of the fund advised by Wellington Management is managed in a disciplined fashion and that the firm’s short- and long-term performance has been competitive versus the fund’s peer group and relevant benchmarks.

The board considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios, and the fact that, after the adjustment to Wellington Management’s advisory fee schedule, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers. The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Wellington Management’s fee schedule, the trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

Background information on Granahan and Wellington Management

Granahan Investment Management, Inc., 275 Wyman Street, Waltham, Massachusetts 02451, is an investment advisory firm founded in 1985. As of September 30, 2005, Granahan managed about $3 billion in assets for mutual funds and institutions. The manager primarily responsible for overseeing the fund’s investments that are managed by Granahan is John J. Granahan, CFA, founder and president of Granahan. He has worked in investment management since 1960, has been with Granahan since 1985, and has managed a portion of the Explorer Fund since 1990. He holds a B.A. from St. Joseph’s University and was a Graduate Fellow of Catholic University of America. Granahan is an independent, 100% employee-owned firm that was founded by investment professionals with a passion for small-cap equity investing. The three founding principals, John J. Granahan, Gary Hatton, and Jane White, remain committed to the smaller-cap area of the market and have dedicated their investment expertise to serving large U.S. institutional clients.

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, Massachusetts 02109, is an investment firm that was founded in 1928. As of September 30, 2005, the firm managed over $510 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The manager primarily responsible for overseeing the fund’s investments that are managed by Wellington Management is Kenneth L. Abrams, senior vice president and partner of Wellington Management. He has worked in investment management with Wellington Management since 1986 and has managed the fund since 1994. He holds a B.A. and M.B.A. from Stanford University. Wellington Management Company is owned by its 87 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

Board renewal of the Chartwell Investment Partners investment advisory agreement

The fund’s board of trustees has renewed the fund’s investment advisory agreement with Chartwell. The board determined that the retention of Chartwell was in the best interests of the fund and its shareholders. The board based its decision upon its most recent evaluation of Chartwell’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. The board concluded that Chartwell continues to employ a sound process, and has expertise in small-cap equity management. The board noted that the firm employs a fundamental, bottom-up strategy seeking companies with superior growth potential at lower relative valuations. The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

The board considered the short- and long-term performance of the fund and the advisor, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results provided by Chartwell have been competitive versus the fund’s peer group and relevant benchmarks. Information about the fund’s most recent performance can be found in the Performance Summary section of this report. The fund’s expense ratio was far below the average small-cap growth fund’s expense ratio. As described earlier in this Notice to Shareholders, the fund’s overall advisory fee rate, which includes the fees paid to Chartwell, is well below the average large-cap value fund’s advisory fee rate. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Chartwell in determining whether to approve the advisory fee, because Chartwell is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Chartwell. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Chartwell increase.

The advisory agreement with Chartwell will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds, including Vanguard Explorer Fund, and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements: Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs. The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Explorer, Connect
with Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739
The Vanguard Group, Inc.
Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard's proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund's current prospectus	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2005: $21,000
Fiscal Year Ended October 31, 2004: $18,600

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2005: $2,152,740
Fiscal Year Ended October 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2005: $382,200
Fiscal Year Ended October 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.